SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 12, 2000

                             ADEPT TECHNOLOGY, INC.
               (Exact Name of Registrant as Specified in Charter)

               Delaware                                 0-27122                              94-2900635
    (State or Other Jurisdiction of            (Commission File Number)                     (IRS Employer
            Incorporation)                                                               Identification No.)

                   150 Rose Orchard Way                                               95134
                   San Jose, California                                             (Zip Code)
         (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (408) 432-0888

                                      None

          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events.

         This report consists of a press release by the Registrant relating to the signing of a letter of intent with Pensar Tucson, Inc., an Arizona corporation ("Pensar Tucson") regarding the proposed acquisition of Pensar Tucson by the Registrant.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)      Exhibits.

         The following exhibit is filed with this report on Form 8-K:

         Exhibit No.                   Description
         -----------                   -----------

         99.1          Press Release of the Registrant issued on April 12, 2000.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       ADEPT TECHNOLOGY, INC.

Date:  April 12, 2000                  By:  /s/ Michael W. Overby
                                           -------------------------------------
                                                Michael W. Overby
                                                Chief Financial Officer